PROXY FORM              NIAGARA              PROXY FORM
                            MOHAWK






    Niagara Mohawk Power Corporation

    Proxy Solicited by the Board of Directors for Annual Meeting to be held at 10:30 A.M. May 2, 1995
    Buffalo Marriott
    1340 Millersport Highway
    Amherst, New York 14221

    The undersigned hereby appoints William E. Davis, William F. Allyn, Donald B. Riefler, and John G. Wick, and each or any of them, proxies of the undersigned, with power of substitution to vote at the Annual Meeting of Shareholders, and at any adjournment thereof.

    Said proxies are instructed to vote for or against proposals, as indicated by the undersigned (or, if no indication is given, for Proposal 1 and against Proposal 2).

    Please sign and mail promptly to assure your representation at the meeting.

    (continued and to be signed on the other side)






    The Directors recommend a vote "FOR" Proposal 1:

    (1)  Election of  Directors to  Class I:   Albert  J. Budney,  Jr.,
    Edmund M. Davis, Bonnie G. Hill, Henry A. Panasci, Jr.

       FOR             WITHHOLD AUTHORITY      (INSTRUCTIONS:  To
    all nominees       to vote for all         withhold authority to
    listed above       nominees above.         vote for any individual
       ____                     ____           nominee, write that
                                               nominee's name in the
                                               space provided below.)
                                              _________________________


    The Directors recommend a vote "AGAINST" Proposal 2:

                          FOR    AGAINST   ABSTAIN
    (2) To consider and    __       __       ___     (3)  To transact
        act upon a                                        such other
        shareholder                                       business as
        proposal relating                                 may properly
        to a Company                                      come before
        report on carbon                                  the meeting.
        dioxide emissions.

                                           PLEASE MARK ALL
                                           CHOICES LIKE THIS   X

    SIGNATURE _______________________DATE _______________

    SIGNATURE _______________________DATE _______________
    Please give your full title when signing as attorney, trustee, executor, administrator, or guardian, etc.